                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                        AMENDMENT NO. 1, CONSENT, WAIVER and AGREEMENT dated as
                  of August 26, 2004 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of September 26, 2003 (the "Credit Agreement"), among AMI SEMICONDUCTOR, INC., a Delaware corporation formerly named AMI Spinco, Inc. (the "Borrower"), AMIS HOLDINGS, INC., a Delaware corporation formerly named AMI Holdings, Inc. ("Holdings"), the Lenders (as defined in
                  Article I of the Credit Agreement) and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") and as a collateral agent (in such capacity, the "Collateral Agent" ) for the Lenders.

      A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

      B. Holdings and the Borrower have informed the Administrative Agent that, Holdings and the Borrower, including through one or more newly formed Wholly Owned Subsidiaries that are Foreign Subsidiaries (each a "Transaction Subsidiary"), intend to acquire (the "Acquisition") from DSPfactory Ltd., a corporation organized under the laws of the Province of Ontario (the "Seller"),
(i) the assets comprising the ultra-miniaturized, ultra-low power, software-programmable digital signal processing business of the Seller and (ii) 100% of the Equity Interests of DSPfactory, S.A. (the "Swiss Subsidiary"), pursuant to one or more agreements to be entered into by Holdings, certain affiliates of Holdings, the Seller and certain affiliates of the Seller (collectively, the "Purchase Agreements"), for consideration consisting of (x) approximately $27,850,000 in cash, subject to adjustment (the "Cash Consideration"), (y) the assumption of certain liabilities and (z) common Equity Interests of Holdings with an approximate value of $16,400,000 (plus additional common Equity Interests of Holdings that may become payable in the form of an "earn-out" as provided for in the Purchase Agreements), subject to adjustment ("Equity Consideration" and together with the Cash Consideration, the "Acquisition Consideration").

      C. In connection with the foregoing, Holdings and the Borrower have requested that the Required Lenders consent to the Acquisition and waive compliance by Holdings and the Borrower with certain provisions of the Credit Agreement in connection therewith and agree to amend the Credit Agreement as provided herein. The Required Lenders are willing to grant such consent and waiver, and to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

      D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

      Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Consent and Waiver. (a) The Required Lenders hereby consent to the Acquisition on substantially the terms described above, and hereby waive compliance by Holdings and the Borrower with the provisions of Sections 6.04,
6.05 and 6.07 of the Credit Agreement to the extent (but only to the extent) necessary to permit Holdings, the Borrower and its Subsidiaries (i) to enter into the Purchase Agreements, to consummate the Acquisition, and to allocate, sell or otherwise transfer the assets acquired pursuant to the Acquisition between or amongst themselves and (ii) to capitalize the Transaction Subsidiaries and any intermediate Wholly Owned Subsidiary holding company, including by way of intercompany loans evidenced by one or more promissory notes pledged to the Collateral Agent for the ratable benefit of the Secured Parties to the extent required by the Loan Documents, for purposes of the foregoing.

      (b) The Required Lenders hereby waive compliance by Holdings with the provisions of Section 6.14(a) of the Credit Agreement to the extent (but only to the extent) necessary to permit Holdings to enter into the Purchase Agreements and exercise its rights and perform its obligations thereunder and capitalize its Subsidiaries, including by way of intercompany loans, to the extent contemplated by Section 1.

      SECTION 2. Amendment. (a) Section 6.02 of the Credit Agreement is hereby amended by deleting the word "and" at the end of paragraph (n) thereof, deleting the "." and inserting "; and" at the end of paragraph (o) thereof and inserting the following new paragraph (p) thereafter:

                  "(p) Liens existing on property before the acquisition thereof by Holdings, the Borrower or any of its Subsidiaries; provided that
            (i) such Liens were not created in contemplation of such acquisition and (ii) such Liens do not apply to any other assets or property.".

      (b) Section 6.04 of the Credit Agreement is hereby amended by deleting the word "and" at the end of paragraph (o) thereof, deleting the "." and inserting "; and" at the end of paragraph (p) thereof and inserting the following new paragraph (q) thereafter:

                  "(q) any Foreign Subsidiary may make loans and advances to, or other investments in, any Foreign Subsidiary.".

      (c) Section 6.05 of the Credit Agreement is hereby amended by deleting the word "and" at the end of paragraph (f) thereof, deleting the "." and inserting ";" at the end of paragraph (g) thereof and inserting the following new paragraphs (h) and (i) thereafter:

                  "(h) any Foreign Subsidiary may transfer assets or lease to or acquire or lease assets from another Foreign Subsidiary or any Foreign Subsidiary may be merged into any other Foreign Subsidiary; and

                  (i) Capital Expenditures may be made to the extent permitted by Section 6.16.".

      (d) Section 6.16 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting therefor the following:

               Period                        Amount
------------------------------------      -----------
January 1, 2003 to December 31, 2003      $33,000,000

January 1, 2004 to December 31, 2004      $38,000,000

January 1, 2005 to December 31, 2005      $76,500,000

January 1, 2006 to December 31, 2006      $55,500,000

January 1, 2007 to December 31, 2007      $57,000,000

January 1, 2008 to December 31, 2008      $58,500,000

      SECTION 3. Agreements. Holdings, the Borrower and the Required Lenders hereby agree that:

      (a) for all purposes of the Credit Agreement, the Acquisition shall be deemed to constitute a "Permitted Acquisition", but shall be deemed not to have utilized any portion of the basket described in clause (b)(iii) of the proviso to the definition of the term "Permitted Acquisition";

      (b) no portion of any basket provided for in Section 6.01 or 6.04 of the Credit Agreement shall be deemed utilized by the capitalization of any Transaction Subsidiary (and any intermediate Wholly Owned Subsidiary holding company) by Holdings, the Borrower or any of its Subsidiaries, including by way of intercompany debt, to the extent contemplated by Section 1 hereof;

      (c) in addition to investments, including intercompany loans, contemplated by Section 1 hereof, the Loan Parties may invest, including by way of intercompany loans, an additional $10,000,000 in the Transaction Subsidiaries (and any intermediate Wholly Owned Subsidiary holding companies) and any such investment or loan shall be deemed not to utilize any portion of any basket provided for in Section 6.01 or 6.04 of the Credit Agreement;

      (d) the issuance of the Equity Consideration shall be deemed not to constitute an Equity Issuance for purposes of the Credit Agreement;

      (e) the allocation, sale or other transfer of the assets acquired pursuant to the Acquisition between or among Holdings, the Borrower and its Subsidiaries shall be deemed not to constitute an Asset Sale or the acquisition of an asset for purposes of the Credit Agreement;

      (f) the obligations of Holdings, the Borrower or any of its Subsidiaries to pay up to $10,000,000 of the revenues attributable to the assets acquired pursuant to the Acquisition to any Governmental Authority in Canada pursuant to certain government aid agreements shall be deemed not to constitute Indebtedness for purposes of the Credit Agreement; and

      (g) the obligations of Holdings, the Borrower or any of its Subsidiaries in respect of accounts payable and other liabilities assumed in connection with the Acquisition shall be deemed not to constitute Indebtedness for purposes of
Section 6.01 of the Credit Agreement, but only to the extent that the aggregate amount of such obligations does not exceed $10,000,000.

      SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Holdings and the Borrower represent and warrant to each of the Lenders, the Administrative Agent and the Collateral Agent, that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

      SECTION 5. Consent Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5.00 p.m., New York City time, on August 26, 2004, a consent fee (collectively, the "Consent Fees") in an amount equal to 0.025% of the sum of the aggregate principal amount of such Lender's outstanding Term Loans and Revolving Credit Commitment (whether used or unused) as of such date; provided, that the Borrower shall have no liability for any such Consent Fees if this Amendment does not become effective in accordance with Section 6 below on or prior to August 26, 2004. To the extent payable, such Consent Fees shall be payable in immediately available funds on the date on which the Acquisition is consummated.

      SECTION 6. Effectiveness. This Amendment shall become effective as of the date set forth above on the date the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders.

      SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

      SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

      SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      SECTION 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for all out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

               [Remainder of this page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        AMI SEMICONDUCTOR, INC.,

                                          by : /s/ DAVID A. HENRY
                                               ---------------------------------
                                               Name : DAVID A. HENRY
                                               Title: SVP, CFO

                                        AMIS HOLDINGS INC.,

                                          by : /s/ DAVID A. HENRY
                                               ---------------------------------
                                               Name : DAVID A. HENRY
                                               Title: SVP, CFO

                                        CREDIT SUISSE FIRST BOSTON, acting
                                        through its Cayman Island
                                        Branch individually, and as
                                        Administrative Agent and Collateral
                                        Agent,

                                          by : /s/ ROBERT HETU
                                               ---------------------------------
                                               Name: ROBERT HETU
                                               Title: DIRECTOR

                                          by :/s/ IAN W. NALITT
                                               ---------------------------------
                                               Name: Ian W. Nalitt
                                               Title: ASSOCIATE

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                              THE AMI SEMICONDUCTOR,INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                        ARES III CLO Ltd.

                                        By:  ARES CLO Management, LLC
                                        Its: Investment Manager

                                        By: /s/ Seth J. Brufsky
                                            ------------------------------------
                                        Name: Seth J. Brufsky
                                        Title: Vice President

                                        ARES IV CLO LTD.

                                        By: Ares CLO Management IV, L.P.
                                            Investment Manager

                                        By: Ares CLO GP IV, LLC
                                        Its: Managing Member

                                        By: /s/ Seth J. Brufsky
                                            ------------------------------------
                                        Name: Seth J. Brufsky
                                        Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                    ONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                        Ares VII CLO Ltd.

                                        By: Ares CLO Management VII, L.P.,
                                            Investment Manager

                                        By: Ares CLO GP VII, LLC,
                                        Its: General Partner

                                        By: /s/ Seth J. Brufsky
                                            ------------------------------------
                                        Name: Seth J. Brufsky
                                        Title: Vice President

                                        Ares VIII CLO Ltd.

                                        By:  Ares CLO Management VIII, L.P.,
                                        Its: Investment Manager

                                        By: Ares CLO GP VIII, LLC,
                                        Its: General Partner

                                        By: /s/ Seth J. Brufksy
                                            ------------------------------------
                                        Name: Seth J. Brufksy
                                        Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                     AVALON CAPITAL LTD.
                    Name of Lender:  By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                     by  /s/ Thomas H.B. Ewald
                                         ----------------------------------
                                         Name  : THOMAS H.B. EWALD
                                         Title : AUTHORIZED SIGNATORY

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                     AVALON CAPITAL LTD. 2
                    Name of Lender:  By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                       by  /s/ THOMAS H.B. EWALD
                                           -------------------------------------
                                           Name  : THOMAS H.B. EWALD
                                           Title : AUTHORIZED SIGNATORY

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                       Sankaty Advisors, LLC as Collateral
                                       Manager for AVERY POINT CLO,
                                       LTD., as Term Lender

                      Name of Lender: __________________________________________

                                       by /s/ JEFFREY HAWKINS
                                          --------------------------------------
                                          Name: JEFFREY HAWKINS
                                          Title: SENIOR VICE PRESIDENT

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

            BALLYROCK CDO I Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager

                      Name of Lender: __________________________________________


                                      by /s/ Lisa Rymut
                                         ---------------------------------------
                                         Name: LISA RYMUT
                                         Title: ASSISTANT TREASURER

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

            BALLYROCK CLO I Limited, By: BALLYROCK Investment Advisors LLC, as Collateral Manager

                      Name of Lender: __________________________________________

                                       by
                                         /s/ Lisa Rymut
                                         ---------------------------------------
                                         Name: Lisa Rymut
                                         Title: Assistant Treasurer

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                      Name of Lender: The Bank of Nova Scotia

                                      by /s/ Chris Osborn
                                         ---------------------------------------
                                         Name: Chris Osborn
                                         Title: Managing Director

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                      Name of Lender: Bank of the West

                                      by /s/ Mark L. Horn
                                         ---------------------------------------
                                         Name: Mark L. Horn
                                         Title: Regional Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                      Name of Lender:  BIG SKY SENIOR LOAN FUND, LTD.
                                       BY: EATON VANCE MANAGEMENT
                                           AS INVESTMENT ADVISOR

                                      by /s/ Michael B. Botthof
                                         ---------------------------------------
                                         Name: Michael B. Botthof
                                         Title: Vice President

                        SIGNATURE PAGE TO AMENDMENT NO. 1,
                        CONSENT, WAIVER AND AGREEMENT
                        DATED AS OF AUGUST 26, 2004, TO
                        THE AMI SEMICONDUCTOR, INC. AMENDED
                        AND RESTATED CREDIT AGREEMENT
                        DATED AS OF SEPTEMBER 26, 2003

                        Black Diamond CLO 1998-1, Ltd.

                        By: /s/ Paul Cope
                            ----------------
                        Name: Paul Cope
                        Title: Director

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26, 2004,TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                     CHARTER VIEW PORTFOLIO
                     Name of Lender: By: INVESCO Senior Secured Management, Inc.
                                         As Investment Advisor

                                      by  /s/ Thomas H.B. Ewald
                                          -------------------------------------
                                          Name: Thomas H.B. Ewald
                                          Title: Authorized Signatory

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                              THE AMI SEMICONDUCTOR,INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                   DATED AS OF SEPTEMBER 26,2003

                                         Name of Lender: CITA DEL HILL 2000 Ltd.

                                                by:  /s/  A.T.D. Clarke
                                                  ------------------------------
                                                   Natne: A.T.D. CLARKE
                                                   Title: AUTHORISED SIGNATORY

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                        Name of Lender: Clydesdale CLO 2003 Ltd.

                                                by:  /s/  Elizabeth Maclean
                                                   -----------------------------
NOMURA CORPORATE RESEARCH                          NAME:  Elizabeth Maclean
AND ASSET MANAGEMENT INC.                          Title: Director
         AS
  COLLATERAL MANAGER

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                   DATED AS OF SEPTEMBER 26,2003

                             Name of Lender: COSTANTINUS EATON VANCE CDO V, LTD.
                                                BY: EATON VANCE MANAGEMENT
                                                  AS INVESTMENT ADVISOR

                                                by:  /s/  Michael B. Botthof
                                                   -----------------------------
                                                   Name:  Michael B. Botthof
                                                   Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                   DATED AS OF SEPTEMBER 26,2003

                               Name of Lender: DIVERSIFIED CREDIT PORTFOLIO LTD.
                                                By: INVESCO Senior Secured
                                                    Management, Inc.
                                                    as Investment advisor

                                                by:  /s/  Thomas H.B. Ewald
                                                   -----------------------------
                                                   Name:  Thomas H.B. Ewald
                                                   Title: Authorised Signatory

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                   DATED AS OF SEPTEMBER 26,2003

                                Name of Lender: EATON VANCE CDO III, LTD.
                                                BY: EATON VANCE MANAGEMENT
                                                  AS INVESTMENT ADVISOR

                                                by:  /s/  Michael B. Botthof
                                                   -----------------------------
                                                   Name:  Michael B. Botthof
                                                   Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                   DATED AS OF SEPTEMBER 26,2003

                                Name of Lender: EATON VANCE CDO VI, LTD.
                                               BY: EATON VANCE MANAGEMENT
                                                  AS INVESTMENT ADVISOR

                                                by:  /s/  Michael B. Botthof
                                                   -----------------------------
                                                   Name:  Michael B. Botthof
                                                   Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                   DATED AS OF SEPTEMBER 26,2003

                                Name of Lender: EATON VANCE
                                                INSTITUTIONAL SENIOR LOAN FUND
                                                BY: EATON VANCE MANAGEMENT
                                                    AS INVESTMENT ADVISOR

                                                by:  /s/  Michael B. Botthof
                                                   -----------------------------
                                                   Name:  Michael B. Botthof
                                                   Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                   DATED AS OF SEPTEMBER 26,2003

                                Name of Lender: EATON VANCE
                                                LIMITED DURATION INCOME FUND
                                                BY: EATON VANCE MANAGEMENT
                                                    AS INVESTMENT ADVISOR

                                                by:  /s/  Michael B. Botthof
                                                   -----------------------------
                                                   Name:  Michael B. Botthof
                                                   Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                   DATED AS OF SEPTEMBER 26,2003

                                Name of Lender: EATON VANCE SENIOR INCOME TRUST
                                                BY: EATON VANCE MANAGEMENT
                                                    AS INVESTMENT ADVISOR

                                                by:  /s/  Michael B. Botthof
                                                   -----------------------------
                                                   Name:  Michael B. Botthof
                                                   Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                             Name of Lender: Fidelity Advisor Series II Fidelity
                                             Advisor Floating Rate High Income
                                             Fund

                                                by:  /s/  Mark Osterheld
                                                   -----------------------------
                                                   Name:  Mark Osterheld
                                                   Title: Assistant Treasurer

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                   DATED AS OF SEPTEMBER 26,2003

                                Name of Lender: [ILLEGIBLE]

                                                by:[ILLEGIBLE]
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: Fleet National Bank

                                                by:  /s/  Kevin Mc Mahan
                                                   -----------------------------
                                                   Name:  Kevin Mc Mahan
                                                   Title: Managing Director

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: FRANKLIN CLO IV, LIMITED

                                                by:  /s/  Tyler Chan
                                                   -----------------------------
                                                   Name:  TYLER CHAN
                                                   Title: VICE PRESIDENT

FRNKLIN TEMPLETON
LIMITED DURATION INCOME
TRUST

FRANKLIN TOTAL RETURN FUND

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: Galaxy CLD 2003-1, Ltd.
                                                By: AIG Global Investment Corp.,
                                                Its Investment Advisor

                                                by:  /s/  John G. Lapham, III
                                                   -----------------------------
                                                   Name:  John G. Lapham, III
                                                   Title: Managing Director

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: GENERAL ELECTRIC CAPITAL
                                                CORPORATION

                                                by:  /s/  Robert M. Kadlick
                                                   -----------------------------
                                                   Name:  ROBERT KADLICK
                                                   Title: DULY AUTHORIZED
                                                          SIGNATORY

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                  DATED AS OF AUGUST 26,2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                 Name of Lender: GRAYSON & CO
                                                BY: BOSTON MANAGEMENT AND
                                                    RESEARCH AS INVESTMENT
                                                    ADVISOR

                                                by:  /s/  Michael B. Botthof
                                                   -----------------------------
                                                   Name:  Michael B. Botthof
                                                   Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: Harbour Town Funding LLC

                                                by:  /s/  Diana M. Himes
                                                   -----------------------------
                                                   Name:  DIANA M. HIMES
                                                   Title: ASSISTANT VICE
                                                          PRESIDENT

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: I.B.M. Credit L.L.C.

                                                by:  /s/  Steven A. Flanagan
                                                   -----------------------------
                                                   Name:  Steven A. Flanagan
                                                   Title: Manager, Global
                                                          Special Handling

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: INVESCO EUROPEAN CDO I.S.A.
                                             By: INVESCO Senior Secured
                                                 Management, Inc. As Collateral
                                                 Manager

                                            by:  /s/  Thomas H.B. Ewald
                                                 -----------------------------
                                                 Name:  THOMAS H.B. EWALD
                                                 Title: Authorized Signatory

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                                KZH Soleil-2LLC

                                                by:  /s/  Joyce Fraser-Bryant
                                                   -----------------------------
                                                   Name:  JOYCE FRASER-BRYANT
                                                   Title: AUTHORIZED AGENT

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: Long Lane Master Trust IV

                                                by:  /s/  Diana M. Himes
                                                   -----------------------------
                                                   Name:  DIANA M. HIMES
                                                   Title: AUTHORIZED AGENT

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                   TED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                   DATED AS OF SEPTEMBER 26,2003

                                Name of Lender: MAGNETITE V CLO, LIMITED

                                                by:  /s/  Tom Coswell
                                                   -----------------------------
                                                   Name:  Tom Coswell
                                                   Title: Auth. Signatory

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: Mizuko Corporate Bank Ltd.

                                                by:  /s/  Kentaro Akashi
                                                   -----------------------------
                                                   Name:  KENTARO AKASHI
                                                   Title: Deputy General Manager

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                            Name of Lender: OCTAGON INVESTMENT PARTNERS VI, LTD.
                                            By: Octagon Credit Investors, LLC
                                                As Collateral Manager

                                                by:  /s/  Michael B. Nechamkin
                                                   -----------------------------
                                                   Name:  Michael B. Nechamkin
                                                   Title: Portfolio Manager

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC.AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26,2003

                                Name of Lender: Sankaty Advisors, LLC as
                                                Collateral Manager for Race
                                                Point CLO, Limited,
                                                as Term Lender

                                                by:  /s/  JEFFREY HAWKINS
                                                   -----------------------------
                                                   Name:  JEFFREY HAWKINS
                                                   Title: SENIOR VICE PRESIDENT

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: Sankaty Advisors, LLC as
                                                Collateral Manager for Race
                                                Point II CLO, Limited,
                                                as Term Lender

                                                by:  /s/  JEFFREY HAWKINS
                                                   -----------------------------
                                                   Name:  JEFFREY HAWKINS
                                                   Title: SENIOR VICE PRESIDENT

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: SAGAMORE CLO LTD.
                                                By: INVESCO Senior Secured
                                                Management, Inc.
                                                As Collateral Manager

                                                by:  /s/  Thomas H.B. Ewald
                                                   -----------------------------
                                                   Name:  Thomas H.B. Ewald
                                                   Title: Authorized Signatory

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: SARATOGA CLO I, LIMITED
                                                By: INVESCO Senior Secured
                                                Management, Inc.
                                                As Asset Manager

                                                by:  /s/  Thomas H.B. Ewald
                                                   -----------------------------
                                                   Name:  Thomas H.B. Ewald
                                                   Title: Authorized Signatory

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                              Name of Lender: SENIOR DEBT PORTFOLIO
                                              By: Boston Management and Research
                                                  as Investment Advisor

                                               by: /s/ Michael B. Botthof
                                                   -----------------------------
                                                   Name:  Michael B. Botthof
                                                   Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: SEQUILS-Glace Bay, Ltd.
                                                By Royal Bank of Canada as
                                                Collateral Manager

                                                BY:  /s/  Melissa Marano
                                                   -----------------------------
                                                Name:  Melissa Marano
                                                Title: Authorized Signatory

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: SEQUILS-LIBERTY, LTD.
                                                By: INVESCO Senior Secured
                                                Management, Inc.
                                                As Collateral Manager

                                                by:  /s/  Thomas H.B. Ewald
                                                   -----------------------------
                                                   Name:  Thomas H.B. Ewald
                                                   Title: Authorized Signatory

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: Stanfield CLO Ltd.
                                              By: Stanfield Capital Partners LLC
                                               as its Collateral Manager

                                              by  /s/  Christopher E. Jansen
                                                 -----------------------------
                                                 Name:  Christopher E. Jansen
                                                 Title: Managing Partner

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                            Name of Lender: Stanfield/RMF Transatlantic CDO Ltd.
                                              By: Stanfield Capital Partners LLC
                                                  as its Collateral Manager

                                              by  /s/  Christopher E. Jansen
                                                 -----------------------------
                                                 Name:  Christopher E. Jansen
                                                 Title: Managing Partner

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: TOLLI & CO.
                                                BY: EATON VANCE MANAGEMENT
                                                     AS INVESTMENT ADVISOR

                                                by  /s/  Michael B. Botthof
                                                   -----------------------------
                                                   Name:  Michael B. Botthof
                                                   Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: TBS 1 LLC

                                                by  /s/  Edward Schaffer
                                                   -----------------------------
                                                   Name:  Edward Schaffer
                                                   Title:  Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: U.S. Bank National Association

                                                by  /s/  James W. Henken
                                                   -----------------------------
                                                   Name:  James W. Henken
                                                   Title: Vice President

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: VAN KAMPEN CLO I, LIMITED
                                         By: Van Kampen Investment Advisory Corp
                                         As Collateral Manager

                                         by  /s/  Sean B. Kelley
                                            -----------------------------
                                            Name:  Sean B. Kelley
                                            Title: Vice President
                                                   Asst Portfolio Mgr.

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                        Name of Lender: VAN KAMPEN
                                        SENIOR INCOME TRUST
                                        BY: Van Kampen Investment Advisory Corp.

                               by  /s/  BRAD LANGS
                                  -----------------------------
                                  Name:  BRAD LANGS
                                  Title: EXECUTIVE DIRECTOR

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: Wells Fargo Bank, N. A.

                                      by  /s/  Linda K. Armstrong
                                         ---------------------------------------
                                         Name:  Linda K. Armstrong
                                         Title: Vice President and
                                                Commercial Relationship Manager

                                              SIGNATURE PAGE TO AMENDMENT NO. 1,
                                                   CONSENT, WAIVER AND AGREEMENT
                                                 DATED AS OF AUGUST 26, 2004, TO
                                             THE AMI SEMICONDUCTOR, INC. AMENDED
                                                   AND RESTATED CREDIT AGREEMENT
                                                  DATED AS OF SEPTEMBER 26, 2003

                                Name of Lender: Zions First National Bank

                                                by  /s/  Michael J. Poll
                                                   -----------------------------
                                                   Name:  Michael J. Poll
                                                   Title: Director of
                                                          Regional Credit